UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019

THC Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55994	26-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11700 W Charleston Blvd. #73 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

(702) 602-8422

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective January 4, 2019, THC Therapeutics, Inc. (the “Company”) entered into a purchase agreement with Auctus Fund, LLC, a Delaware limited liability company (“Auctus”), providing for and issuing to Auctus a convertible promissory note in the aggregate principal amount of $150,000, with $12,750 paid to Auctus Fund Management, LLC, for diligence and transactional expenses, and $2,750 paid to Anthony L.G., PLLC, for Auctus legal fees. The note matures on October 3, 2019, bears interest at 10% per annum and may be converted into shares of the Company’s common stock at a conversion price equal to 50% of the lowest traded price of the Company's common stock during the 20 prior trading days. The Company received $134,500 in net funding (after payment of the transaction and legal expenses described above) from Auctus on January 4, 2019.

Effective February 18, 2019, the Company entered into a consulting agreement with Regal Consulting, LLC, a Delaware limited liability company (“Regal”), pursuant to which Regal would render marketing, press release, and website traffic services to the Company in consideration of the Company issuing Regal 50,000 restricted shares of Company common stock to Regal per month.

The foregoing descriptions of the note and consulting agreement are qualified by reference to the full text of the note and consulting agreement, which are attached hereto as Exhibits 10.1 and 10.2, and incorporated by reference in, this Item 1.01.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The note was issued to Auctus in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder, as there was no general solicitation, Auctus was an accredited investor, and the transaction did not involve a public offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description

10.1	Convertible Promissory Note issued to Auctus Fund, LLC, dated January 3, 2019, and effective January 4, 2019

10.2	Consulting Agreement with Regal Consulting, LLC, dated February 14, 2019, and effective February 18, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THC Therapeutics, Inc.

Dated: February 19, 2019	By:	/s/ Brandon Romanek
Brandon Romanek
CEO & Chairman

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